EXHIBIT 32.1

                          Odyssey Pictures Corporation

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Odyssey Pictures Corporation (the Company) on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John W. Foster, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Odyssey Pictures Corporation and will be retained by Odyssey Pictures Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ John W. Foster
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John W. Foster
Chief Executive Officer and
Acting Chief Financial Officer

February 24, 2004